NUMBER

G

SHARES

COMMON SHARES

GASLOG LTD.

INCORPORATED UNDER THE LAWS OF BERMUDA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G37585 10 9

THIS CERTIFIES THAT:

SPECIMEN

IS THE REGISTERED HOLDER

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $0.01 PER SHARE, IN THE CAPITAL OF

GASLOG LTD.

(hereinafter called the "Company"), subject to the memorandum of association and the bye-laws of the Company and transferable in accordance therewith. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

GASLOG LTD. BERMUDA 2003

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
BROOKLYN, NY

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

GASLOG LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *common shares*

represented by the within Certificate, and subject to the memorandum of association and the bye-laws of the Company and transferable in accordance therewith.

____ *Attorney*

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ______________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ______________________________

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.